EXHIBIT 10.2






                              NBC ACQUISITION CORP.
                       1998 PERFORMANCE STOCK OPTION PLAN




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                                TABLE OF CONTENTS
                                -----------------

                                                                            Page

SECTION 1.  Purpose............................................................1

SECTION 2.  Administration.....................................................1

SECTION 3.  Eligibility........................................................2

SECTION 4.  Shares of Stock Subject to the Plan................................2
         4.1     Reserved Shares...............................................2
         4.2     Type of Shares................................................2

SECTION 5.  Stock Options......................................................2
         5.1     Grant and Type of Stock Options...............................2
         5.2     Agreements Evidencing Options.................................3
         5.3     Exercisability of Options.....................................4
         5.4     Payment of Option Price.......................................5
         5.5     Termination of Employment.....................................5
         5.6     Special ISO Requirements......................................6

SECTION 6.  Certain Definitions................................................7

SECTION 7.  Amendment of the Plan; Modification of Options.....................7
         7.1     Plan Amendments...............................................7
         7.2     Option Modifications..........................................7

SECTION 8.  Restrictions.......................................................8
         8.1     Consent Requirements..........................................8
         8.2     Consent Defined...............................................8

SECTION 9.  Nontransferability.................................................8

SECTION 10.  Withholding Taxes.................................................8
         10.1    General.......................................................8
         10.2    Use of Shares.................................................9

SECTION 11.  Adjustments.......................................................9
         11.1    Upon Changes in Capitalization................................9
         11.2    Other.........................................................9

SECTION 12.  Right of Discharge Reserved.......................................9

SECTION 13.  No Rights as a Shareholder.......................................10

                                       i
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SECTION 14.  Nature of Payments...............................................10
         14.1     Consideration...............................................10
         14.2     Other Plans.................................................10
         14.3     Waiver......................................................10

SECTION 15.  Non-Uniform Determinations.......................................10

SECTION 16.  Other Payments or Options........................................10

SECTION 17.  Reorganization...................................................11

SECTION 18.  Governing Law....................................................11

SECTION 19.  Headings.........................................................11

SECTION 20.  Effective Date...................................................11
         20.1    Effective Date...............................................11
         20.2    Term.........................................................12


                                       ii
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                              NBC ACQUISITION CORP.
                       1998 PERFORMANCE STOCK OPTION PLAN
                        (as amended, dated June 12, 2002)


SECTION 1.  Purpose.
            -------

               The purpose of this Plan is to promote the interests of NBC Acquisition Corp. (the "Company") and its Affiliates, by (a) attracting, motivating and retaining executive personnel of outstanding ability; (b) focusing the attention of executive management on achievement of sustained long term results; (c) fostering management's attention on overall corporate performance and thereby promoting cooperation and teamwork among management of the operating units; and (d) providing executives with a direct economic interest in the attainment of demanding long term business objectives.

SECTION 2.  Administration.
            --------------

               2.1 The Plan shall be administered by a committee (the "Committee") appointed by the Board of Directors of the Company (the "Board"), which Committee shall consist of two or more directors. It is intended that the directors appointed to serve on the Committee shall be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Act") and "outside directors" (within the meaning of section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") to the extent Rule 16b-3 and Code section 162(m), respectively, are applicable; however, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements shall not invalidate any award made by the Committee which award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board.

               2.2 The Committee shall have the authority (a) to exercise all of the powers granted to it under the Plan, (b) to construe, interpret and implement the Plan and any option agreements executed pursuant to the Plan, (c) to prescribe, amend and rescind rules relating to the Plan, (d) to make any determination necessary or advisable in administering the Plan, (e) to correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) to determine and to adjust performance targets (as described in Section 5) and option allocations as it deems appropriate in general and to reflect acquisitions, divestitures and other corporate transactions occurring during a Fiscal Year and (g) generally, to make any and all adjustments it deems appropriate to reflect the intent and purposes of the Plan.

               2.3 The determination of the Committee on all matters relating to the Plan or any option agreement shall be conclusive.

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                                                                              2

               2.4 No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

               2.5 Notwithstanding anything to the contrary contained herein:
(a) until the Board shall appoint the members of the Committee, the Plan shall be administered by the Board, and (b) the Board may, in its sole discretion, at any time and from time to time, resolve to administer the Plan. In either of the foregoing events, the term Committee as used herein shall mean the Board.

SECTION 3.  Eligibility.
            -----------

               Options under the Plan may be granted to such members of senior management (including employees, officers and directors) of the Company and its Affiliates ("Eligible Employees") as the Committee shall from time to time in its sole discretion select. The Committee may, but shall not be required to, consult with such executives of the Company and its Affiliates as it deems appropriate prior to making such grants.

SECTION 4.  Shares of Stock Subject to the Plan.
            -----------------------------------

               4.1 RESERVED SHARES. Subject to Section 11 (relating to adjustments upon changes in capitalization), the aggregate number of shares of Stock (as defined in Section 6) that may be acquired under the Plan by any one Eligible Employee and by all Eligible Employees pursuant to options granted hereunder shall not exceed 52,000 shares. Shares of Stock covered by options granted under the Plan, which options expire, terminate or are canceled for any reason (other than an option, or part thereof, that is canceled by the Committee and for which cash is paid in respect thereof) shall again become available for award under the Plan.

               4.2 TYPE OF SHARES. Shares of Stock that shall be subject to issuance pursuant to the Plan shall be authorized and unissued shares or treasury shares.

SECTION 5.  Stock Options.
            -------------

               5.1    Grant and Type of Stock Options.
                      -------------------------------

                      (a) GENERAL. Subject to the terms of the Plan, the Committee may grant options to purchase shares of Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine.

                      (b) If the Company attains the targets established by the Committee ("level 1 targets") in Fiscal Year 1999, 2000, 2001 and/or 2002, following each such Fiscal Year the Committee will grant to Eligible Employees collectively options to purchase 25% of the total number shares of Stock available under the Plan, rounded to the nearest whole share, to be allocated among such Eligible Employees in such manner as the Committee, in its discretion, determines.

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                                                                              3

                      (c) If the Company does not attain the level 1 target but attains lower targets established by the Committee ("level 2 targets") in Fiscal Year 1999, 2000, 2001 and/or 2002 as of the commencement of Fiscal Year 2000, 2001, 2002 and/or 2003, as the case may be, the Committee will grant to Eligible Employees options to purchase only a portion (to be determined by the Committee) of the number of shares of Stock described in Section 5.1(c), to be allocated among Eligible Employees in such manner as the Committee, in its discretion, determines.

                      (d) Except as otherwise provided by the Committee, if the Company attains less than its level 2 targets in Fiscal Year 1999, 2000, 2001 and/or 2002, no options will be granted for Fiscal Year 2000, 2001, 2002 and/or 2003, as the case may be.

                      (e) Subject to Section 4.1, the Committee, in its sole discretion, may allocate additional options to Eligible Employees in any of Fiscal Years 1999, 2000, 2001 and/or 2002 if the Company attains more than 100% of the level 1 target for the Fiscal Year immediately preceding such Fiscal Year.

                      (f)    Types of Options Under Plan.
                             ---------------------------

                             (i)    Options granted under the Plan may be either
        (A) "nonqualified" stock options subject to the provisions of Code section 83, or (B) options intended to qualify for incentive stock option treatment described in section 422 of the Code; provided, however, that incentive stock options may only be granted to employees of the Company or its "Parent Corporation" or "Subsidiary Corporation" in accordance with Code section 424.

                             (ii) All options when granted are intended to be nonqualified stock options, unless the applicable option agreement explicitly states that the option is intended to be an incentive stock option. If an option is intended to be an incentive stock option, and if for any reason such option (or any portion thereof) shall not qualify as an incentive stock option, then, to the extent of such nonqualification, such option (or portion) shall be regarded as a nonqualified stock option appropriately granted under the Plan, provided that such option (or portion) otherwise meets the Plan's requirements relating to nonqualified stock options.

               5.2    Agreements Evidencing Options.
                      -----------------------------

                      (a) GENERAL. Options granted under the Plan shall be evidenced by written agreements, which shall (i) contain such provisions not inconsistent with the terms of the Plan as the Committee may in its sole discretion deem necessary or desirable and (ii) be referred to herein as "option agreements." If the grantee is party to an employment or consulting agreement the terms of which relate to stock options and which are inconsistent with the terms of any such option agreement, the terms of such option agreement shall govern.

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                                                                              4

                      (b) CERTAIN TERMS. Each option agreement shall set forth the number of shares of Stock subject to the option granted thereby and the amount (the "option exercise price") payable by the grantee to the Company in connection with the exercise of the option evidenced thereby. The exercise price per share shall not be less than the Fair Market Value of a share of Stock on the date the option is granted. Each option agreement shall set forth conditions subject to which the option evidenced thereby shall become exercisable.

               5.3    Exercisability of Options.
                      -------------------------

                      (a)    STANDARD EXERCISE PROVISIONS.  Subject to Section
5.5 and the other terms of the Plan or as otherwise determined by the Committee:

                             (i) Each option shall become exercisable (A) with respect to 25% of the shares of Stock subject thereto, rounded down to the next lower full share, on the date of grant; (B) with respect to 50% of the shares of Stock originally subject thereto on the first anniversary of the date of grant; (C) with respect to 75% of the shares of Stock originally subject thereto on the second anniversary of the date of grant; and (D) with respect to 100% of the shares of Stock originally subject thereto on the third anniversary of the date of grant;

                             (ii) Each option shall become exercisable with respect to 100% of the shares of stock subject thereto in the event the optionee's employment terminates by reason of death or disability;

                             (iii) In the Committee's sole discretion, each option or portion thereof may become exercisable with respect to all or a portion of the shares of Stock subject thereto in the event of a Change of Control (as defined in Section 6);

                             (iv) Each option shall terminate and cease to be exercisable on the tenth anniversary of the date of grant thereof; and

                             (v)    Each option, once exercisable may be
        exercised from time to time as to all or part of the full number of shares as to which such option shall then be exercisable.

                      (b)    Notice of Exercise; Exercise Date.
                             ---------------------------------

                             (i) An option shall be exercisable by the filing of a written notice of exercise with the Company, on such form and in such manner as the Committee shall in its sole discretion prescribe, and by payment in accordance with Section 5.4.


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                                                                              5

                             (ii)   For purposes of the Plan, the "option
        exercise date" shall be deemed to be the first business day immediately following the date written notice of exercise is received by the Company.

               5.4    Payment of Option Price.
                      -----------------------

                      (a) TENDER DUE UPON NOTICE OF EXERCISE. Unless the applicable option agreement otherwise provides or the Committee in its sole discretion otherwise determines, (i) any written notice of exercise of an option shall be accompanied by payment of the full purchase price for the shares being purchased and (ii) the grantee shall have no right to receive shares of Stock with respect to an option exercise prior to the option exercise date.

                      (B) MANNER OF PAYMENT. Payment of the option exercise price shall be made in any combination of the following:

                             (i) by certified or official bank check payable to the Company (or the equivalent thereof acceptable to the Committee);

                             (ii) with the consent of the Committee in its sole discretion, by personal check (subject to collection); and

                             (iii)  if and to the extent provided in the
        applicable option agreement, by delivery of previously acquired shares of Stock owned by the grantee for at least six months having a Fair Market Value (determined as of the option exercise date) equal to the portion of the option exercise price being paid thereby, provided that the Committee may require the grantee to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in the grantee incurring any liability under Section 16(b) of the Act and does not require any Consent (as defined in Section 8.2).

                      (c) ISSUANCE OF SHARES. As soon as practicable after receipt of full payment, the Company shall, subject to the provisions of Section 8, deliver to the grantee one or more certificates for the shares of Stock so purchased, which certificates may bear such legends as the Company may deem appropriate concerning restrictions on the disposition of the shares in accordance with applicable securities laws, rules and regulations or otherwise.

               5.5    Termination of Employment.
                      -------------------------

                      (a) GENERAL RULE. All options granted to a grantee shall terminate and no longer be exercisable upon such grantee's termination of employment for any reason, except to the extent post-employment exercise of the exercisable portion of an option (as determined under Section 5.3) is permitted in accordance with this Section 5.5.


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                      (b) CAUSE. All options granted to a grantee shall
terminate and expire on the day the grantee's employment with the Company and its subsidiaries is terminated for Cause. For purposes of the Plan, a grantee's employment shall be deemed to be terminated for "Cause" if (i) the Executive neglects his duties, is convicted of any felony or gross misdemeanor (except traffic related), is guilty of gross misconduct in connection with the performance of his duties, or materially breaches affirmative or negative covenants or undertakings under any employment agreement with the Company or an Affiliate, or (ii) such grantee terminates his employment with the Company and its subsidiaries and the Committee determines, within 90 days after the grantee's termination date, that such grantee's employment could have been terminated for Cause pursuant to clause (i).

                      (c) DEATH AND DISABILITY. If a grantee's employment with the Company and its subsidiaries terminates by reason of death or disability (as defined in section 22(e)(3) of the Code), all of the grantee's options shall be exercisable by such grantee or, as the case may be, by such grantee's court-appointed legal representative or, in the case of the grantee's death, by the person or persons to whom such options pass under the grantee's will (or, if applicable, pursuant to the laws of descent and distribution) until the earlier of (i) one year after the grantee's termination by reason of death or disability, and (ii) the date on which such options terminate or expire in accordance with the other provisions of the Plan and the option agreement.

                      (d) REGULAR TERMINATION; LEAVES OF ABSENCE. If the grantee's employment terminates for reasons other than as provided in Section 5.5(b) or (c), the portion, if any, of options granted to such grantee that were exercisable (as determined under Section 5.3) immediately prior to such termination of employment may be exercised until the earlier of (i) 90 days after the grantee's date of termination, and (ii) the date on which such options terminate or expire in accordance with the other provisions of the Plan and the option agreement. The Committee may in its discretion determine (x) whether any leave of absence (including short-term or long-term disability or medical leave) shall constitute a termination of employment for purposes of the Plan and (y) the impact, if any, of any such leave on outstanding awards under the Plan.

               5.6    Special ISO Requirements.
                      ------------------------

                      (a) TERM. No incentive stock option may have a term in excess of ten years.

                      (b) 10% OWNER. If an option granted under the Plan is intended to be an incentive stock option and if the grantee, at the time of grant, owns stock possessing 10% or more of the total combined voting power of all classes of stock of the grantee's employer corporation or of its parent or subsidiary corporation, then (a) the option exercise price per share shall in no event be less than 110% of the Fair Market Value of the Stock on the date of such grant and (b) such option shall not be exercisable after the expiration of five years after the date such option is granted.


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                                                                              7


SECTION 6.  Certain Definitions.
            -------------------

               6.1 "Affiliate" shall mean, any person or entity which, at the time of reference, directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company.

               6.2 "Change of Control" shall mean, with respect to the Company, a transaction pursuant to which a person or group (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 (the "Act")), other than HWP and its Affiliates, acquires the collective ability to designate directly or indirectly a majority of the members of the Board (whether by contract or otherwise).

               6.3    "Effective Date" shall mean April 1, 1998.

               6.4 "Fair Market Value" shall mean as of any date in respect of any share of Stock traded on a national securities exchange, the closing price of a share of Stock as reported on the exchange on which such shares primarily trade on such date. If Stock is not traded on a national exchange on such date, Fair Market Value shall be determined by the Committee in its sole discretion.

               6.5 "Fiscal Year" shall mean the fiscal year ending March 31, whether or not such period is the fiscal year of the Company.

               6.6 "Plan" shall mean the NBC Acquisition Corp. 1998 Performance Stock Option Plan.

               6.7 "Stock" shall mean common stock, par value $.01 per share, of the Company as constituted on the effective date of the Plan, and any other shares into which such common stock shall thereafter be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like.

SECTION 7.  Amendment of the Plan; Modification of Options.
            ----------------------------------------------

               7.1 PLAN AMENDMENTS. The Board may at any time and from time to time suspend, discontinue or amend the Plan in any respect whatsoever, except that (i) no such amendment or action shall materially and adversely impair any rights under any option theretofore granted under the Plan without either providing fair consideration to the grantee of such option or obtaining the consent of the grantee of such option and (ii) no such amendment for which shareholder approval would be required under any law, (including Code section 162(m) and Rule 16b-3, to the extent applicable) or the rules of any securities exchange or other regulatory organization shall be effective without such shareholder approval.

               7.2 OPTION MODIFICATIONS. With the consent of the grantee and subject to the terms and conditions of the Plan (including Section 7.1), the Committee may amend outstanding option agreements with such grantee, including, without limitation, any amendment that would (i) accelerate the time or times at which an option may become exercisable and/or (ii) extend the scheduled termination or expiration date of the option.

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                                                                              8

SECTION 8.  Restrictions.
            ------------

               8.1 CONSENT REQUIREMENTS. If the Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any option under the Plan, the acquisition, issuance or purchase of shares or other rights hereunder or the taking of any other action hereunder (each such action, a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. Without limiting the generality of the foregoing, if (i) the Company may make any payment under the Plan in cash, Stock or both and (ii) the Committee determines that a Consent is necessary or desirable as a condition of, or in connection with, payment in any one or more of such forms, then the Committee shall be entitled to determine not to make any payment whatsoever until such Consent has been obtained.

               8.2 CONSENT DEFINED. The term "Consent" as used herein with respect to any Plan Action means (a) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or other regulatory organization or under any federal, state or local law, rule or regulation, (b) the expiration, elimination or satisfaction of any prohibitions, restrictions or limitations under any federal, state or local law, rule or regulation or the rules of any securities exchange or other regulatory organization, (c) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, and (d) any and all consents, waivers, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies or any parties to any loan agreements or other contractual obligations of the Company or any of its subsidiaries.

SECTION 9.  Nontransferability.
            ------------------

               No option granted to any grantee shall be assignable or transferable by the grantee other than by will or by the laws of descent and distribution. During the lifetime of the grantee, all rights with respect to any option granted to the grantee shall be exercisable only by the grantee or the grantee's court-appointed legal representative. Notwithstanding the foregoing, the Committee may provide in an applicable option agreement that an option may be transferred for estate planning purposes, to a family trust or family partnership for the benefit of immediate members of the optionee's family.

SECTION 10.  Withholding Taxes.
             -----------------

               10.1 GENERAL. Whenever under the Plan shares of Stock are to be delivered pursuant to an option, the Committee may require as a condition of delivery that the grantee remit an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto.

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                                                                              9

Whenever cash is to be paid under the Plan, the Company may, as a condition of its payment, deduct therefrom, or from any salary or other payments due to the grantee, an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto or to the delivery of any shares of Stock under the Plan.

               10.2 USE OF SHARES. Subject to the Committee's consent, a grantee may elect to satisfy all or part of the foregoing withholding requirements by delivery of unrestricted shares of Stock owned by the grantee for at least six months (or such other period as the Committee may determine) having a Fair Market Value (determined as of the date of such delivery by the grantee) equal to all or part of the amount to be so withheld, provided that the Committee may require, as a condition of accepting any such delivery, the grantee to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in the grantee incurring any liability under Section 16(b) of the Act or any other federal or state securities laws, rules or regulations.

SECTION 11.  Adjustments.
             -----------

               11.1 UPON CHANGES IN CAPITALIZATION. To the extent specified by the Committee, the number of shares of Stock that may be issued pursuant to options under the Plan, the number of shares of Stock subject to options, the exercise price of options theretofore granted under the Plan and the amount payable by a grantee in respect of an option shall be appropriately adjusted (as the Committee may determine) for any change in the number of issued shares of Stock resulting from the subdivision or combination of shares of Stock or other capital adjustments, or the payment of a stock dividend after the effective date of the Plan, or other change in such shares of Stock effected without receipt of consideration by the Company; provided that any options covering fractional shares of Stock resulting from any such adjustment shall be eliminated. Adjustments under this Section 11 shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

               11.2 OTHER. In the event of any acquisition, divestiture or any other corporate transaction of any kind involving the Company or its subsidiaries which the Committee, in its discretion, determines to be of such a kind or nature as to make appropriate an amendment or adjustment to the Plan in order to effectuate the intent and purposes of the Plan, the Committee, in its discretion, may make such amendment or adjustment. Without limiting the generality of the foregoing, the Committee, in its discretion, may, in connection with any such corporate transaction, (a) reduce or increase the performance targets established under Section 2, and/or (b) amend any other terms or provisions of the Plan, all as it deems appropriate to effectuate the intent and purposes of the Plan.

SECTION 12.  Right of Discharge Reserved.
             ---------------------------

               Nothing in the Plan or in any option agreement shall confer upon any person the right to continue in the service of the Company or any Affiliate or affect or restrict any right which the Company or any Affiliate may have to terminate the service of such person.

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SECTION 13.  No Rights as a Shareholder.
             --------------------------

               No grantee or other person shall have any of the rights of a shareholder of the Company with respect to shares of Stock subject to an option until the issuance of a stock certificate to such grantee for such shares of Stock. Except as otherwise provided in Section 11, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

SECTION 14.  Nature of Payments.
             ------------------

               14.1 CONSIDERATION. All options, shares or payments hereunder shall be granted, issued, delivered or paid, as the case may be, in consideration of services performed for the Company or for its subsidiaries by the grantee.

               14.2 OTHER PLANS. No options, shares or payments hereunder shall, unless otherwise determined by the Committee, be taken into account in computing the grantee's salary or compensation for the purposes of determining any benefits under (a) any pension, retirement, life insurance or other benefit plan of the Company or any subsidiary or (b) any agreement between the Company or any subsidiary and the grantee.

               14.3 WAIVER. By accepting an option under the Plan, the grantee thereby waives any claim to the continued exercisability of an option or to damages or severance entitlement related to non-continuation of the option beyond the period provided herein or in the applicable option agreement, notwithstanding any contrary provision in any written employment contract with the grantee, whether any such contract is executed before or after the grant date of the option.

SECTION 15.  Non-Uniform Determinations.
             --------------------------

               The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, options under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective option agreements, as to (a) the persons to receive options under the Plan, (b) the terms and provisions of options under the Plan and (c) the treatment of leaves of absence pursuant to Section 5.5(d).

SECTION 16.  Other Payments or Options.
             -------------------------

               Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company, any Affiliate or the Committee from making any option, award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect; provided, however, that the option agreement may contain (but shall not be required to contain)

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                                                                              11

such provisions as the Committee deems appropriate to insure that the penalty provisions of Code section 4999 will not apply with respect to any option granted under the Plan.

SECTION 17.  Reorganization.
             --------------

                In the event that the Company is merged or consolidated (including the sale of all or substantially all the stock of the Company) with another corporation and, (whether or not the Company shall be the surviving corporation), or in the event there shall be any change in the shares of Stock by reason of such merger or consolidation, or in the event that all or substantially all of the assets of the Company are acquired by another person, or in the event of a Change of Control after the date of the adoption of this Plan or in the event of a reorganization or liquidation of the Company (each such event, a "Reorganization Event") or in the event that the Board shall propose that the Company enter into a Reorganization Event, then the Committee may in its discretion, by written notice to a grantee, provide that such grantee's options will be terminated unless exercised within 30 days (or such longer period as the Committee shall determine in its sole discretion) after the date of such notice. The Committee also may in its discretion by written notice to a grantee provide that all or some of the restrictions on any of his options may lapse in the event of a Reorganization Event upon such terms and conditions as the Committee may determine. In connection with the termination of a grantee's option pursuant to this Section 17, the Committee may, in its sole discretion, provide for consideration to be paid to a grantee in respect of such termination. Whenever deemed appropriate by the Committee, the actions referred to in this Section 17 may be made conditional upon the consummation of the applicable Reorganization Event.

SECTION 18.  Governing Law.
             -------------

               The Plan shall be governed by the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State.

SECTION 19.  Headings.
             --------

               The Section headings contained herein are for convenience only and are not intended to define or limit the contents of said Sections.

SECTION 20.  Effective Date; Term.
             --------------------

               20.1 EFFECTIVE DATE. The Plan shall be deemed adopted and become effective upon the approval thereof by the Board or on such other date as the Board shall determine; provided that, notwithstanding any other provision of the Plan, no option granted under the Plan shall be exercisable unless the Plan is approved, directly or indirectly, by the express consent of shareholders holding at least a majority of the Company's voting stock voting in person or by proxy at a duly held shareholders' meeting (or by written consent in lieu of meeting) within 12 months before or after the date the Plan is adopted.

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                                                                              12

               20.2 TERM. The Plan shall terminate ten years after the earlier of the date on which it becomes effective or is approved by shareholders, and no options shall thereafter be granted under the Plan. Notwithstanding the foregoing, all options granted under the Plan prior to such termination date shall remain in effect until such options have been exercised or terminated in accordance with the terms and provisions of the Plan and the applicable option agreement.